SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for use by the Commission Only (as permitted by Rule 14e-6(e) (2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material under Rule 14a-12

                        ELECTRONIC CONTROL SECURITY INC.
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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|X| No fee required

|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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            pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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|_| Fee paid previously with preliminary materials

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and identify the filing for which the offsetting fee was paid previously.
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4. Date Filed:

                                      PROXY
                        ELECTRONIC CONTROL SECURITY INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 12, 2003

DATE AND TIME: December 12, 2003 at 9:00 a.m.

PLACE: 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012.

ITEMS OF BUSINESS:

      (1) To elect seven (7) members of the board of directors to serve until the next annual meeting of shareholders.

      (2) To ratify the selection of Demetrius & Company, L.L.C. as our independent public accountants for the fiscal year ending June 30, 2004

      (3)   To consider such business as may properly come before the meeting.


RECORD DATE: You are entitled to vote if you were a shareholder at the close of business on November 12, 2003.

ATTENDANCE IN PERSON: If you were a shareholder of record on the record date, you are entitled to, and we would be delighted if you would, come to and vote at the meeting in person.

VOTING BY PROXY: Please send in your proxy (or voting instructions to your broker) as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. Please refer to the questions and answers beginning on page 2 and the instructions on the proxy card.

Our Annual Report on Form 10-KSB for the period ended June 30, 2003, which is not a part of the proxy soliciting material, is enclosed.

By order of the Board of Directors
Mark Barchenko,
Corporate Secretary
November 14, 2003

ELECTRONIC CONTROL SECURITY, INC.
790 Bloomfield Avenue
Clifton, New Jersey 07012


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

                                 PROXY STATEMENT

YOUR VOTE IS VERY IMPORTANT PLEASE SEND IN YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON. THIS PROXY STATEMENT DESCRIBES THE MATTERS TO BE VOTED ON AND CONTAINS SPECIFIC INSTRUCTIONS TO FACILITATE YOUR VOTING.

      Your Board of Directors is soliciting proxies for the 2003 Annual Meeting of Shareholders of Electronic Control Security Inc. ("we," "us," the "company," or "ECSI") to be held on Friday, December 12, 2003 . We are distributing this Proxy Statement to shareholders on or about November 14, 2003 . We are sending to you our Annual Report on Form 10-KSB that describes the business of our company which includes audited financial statements for the year ended June 30, 2003, together with this Proxy Statement.

SOME QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to vote on:

      (1)   the election of seven (7) directors;

      (2) the ratification the Board's selection of Demetrius & Co. as our auditors for the fiscal year ending June 30, 2004; and

      (3) to transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Your grant of a proxy will also confer on the holders of the proxy authority to vote in their best judgment on any other matters that may properly come before the meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

The Board recommends a vote FOR each of its nominees for election as directors; and FOR ratification of the Board's selection of Demetrius & Company, L.L.C. as our auditors for fiscal 2004.

WHO IS ENTITLED TO VOTE?

You are entitled to vote if you were the owner of non-contested shares of our common stock or shares of our Series A Convertible Preferred Stock at the close of business on November 12, 2003, the record date for voting. This includes (1) shares held on that date directly by you as the shareholder of record and (2) shares held on that date for your account as beneficial owner by a broker, bank or other nominee. Holders of shares of Series A Convertible Preferred Stock are entitled to one vote per share held of said class of stock and vote on an as-if converted basis with the common stock on all matters put to shareholders for vote.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If the shares are registered directly in your name on the records maintained by our transfer agent, Continental Stock Transfer & Trust Company, you are the shareholder of record of those shares and we are sending the proxy materials directly to you. As the shareholder of record, you are entitled to vote these shares in person at


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

the meeting or to designate a proxy to vote for you. We have enclosed a proxy card to permit you to instruct the proxy holder on how to vote your shares so long as the shares are not contested. If your shares are held in a brokerage account or by a bank or other nominee, those shares are registered on the records maintained by the transfer agent in the name of the broker, bank or other nominee. The broker, bank or other nominee shares held like that are frequently referred to as being held in "street name." If your shares are held in street name, the broker, bank or other nominee is the holder of record and will get the proxy materials from us in sufficient quantities to pass on a set to you. You, as the beneficial owner, have the right to direct the broker, bank or other nominee on how to vote and you are invited to attend the meeting if you want to. Nevertheless, if you do attend, you will be entitled to vote only if the record holder of these shares appoints you as its proxy. Your broker, bank or other nominee has enclosed a voting instruction card so that you can give instructions on how to vote your shares.

HOW DO I VOTE?

Shareholders may vote their shares at the Annual Meeting either in person or by proxy. Since many shareholders may be unable to attend the meeting in person, we send to all shareholders of record cards that permit them to designate proxies to represent them at the meeting and to direct the designated proxies on how to vote. Brokers, banks and nominees also send cards to beneficial owners to permit them to provide instructions as to how they wish their shares to be voted.

HOW DO I VOTE BY MAIL?

Shareholders of record who wish to vote by mail should complete the enclosed proxy card to indicate their voting instructions and then sign, date and mail the proxy card in the postage-paid envelope provided. Beneficial owners may direct their vote by mail by completing, signing and returning the voting instruction card provided by their broker, bank or nominee.

HOW DO I VOTE AT THE ANNUAL MEETING?

We will pass out ballot papers to any shareholder of record who wants to vote in person at the Annual Meeting rather than by proxy. If you hold your shares through a broker, bank or nominee, you must obtain a proxy from that institution to enable you to vote in person at the meeting.

WHOM AM I DESIGNATING AS MY PROXY?

You will be designating Arthur Barchenko, our President, and Mark Barchenko, our Vice President, as proxies to vote your shares in accordance with your instructions.

HOW WILL MY PROXY VOTE MY SHARE?

The designated proxies will vote according to your instructions as indicated on the proxy card. If you sign your proxy card but do not indicate voting instructions on one or more of the business matters listed, the proxies will vote all uninstructed shares in accordance with the recommendations of the Board.

MAY I REVOKE MY PROXY?

You may revoke or amend your proxy in one of two ways:

(1) By attending the Annual Shareholders Meeting in person, revoking your proxy at that time and either voting the shares yourself or appointing a new person to act as your proxy; or


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

(2) By sending a letter to the company at its principal offices in Clifton, New Jersey signed by each of the registered shareholders indicating your intention to revoke or amend the proxy. If you intend to amend the proxy, please advise us as to the exact amendments you wish to make. Letters intended to revoke or amend a proxy must be postmarked no later than November 29, 2003 and must be received by the company by December 5, 2003.

HOW MANY SHARES CAN VOTE?

As of the record date, we had issued and outstanding 5,032,253 shares of capital stock entitled to vote at the meeting, including 4,394,753 shares of common stock and 637,500 shares of Series A Convertible Preferred Stock. The holders of these shares are each entitled to one vote for each share held.

HOW MANY SHARES NEED TO BE REPRESENTED FOR THE MEETING TO CONDUCT BUSINESS?

The meeting can conduct business only if the holders of a majority of the shares outstanding on the record date are present at the meeting in person or by proxy. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, a broker will not vote shares that it holds for a beneficial owner for or against a particular proposal if (1) the broker has not received voting instructions from the beneficial owner and (2) under the rules applicable to the broker it is not allowed to vote on the particular proposal without voting instructions.

HOW MANY VOTES ARE NEEDED FOR MATTERS TO BE ADOPTED AT THE MEETING?

For a person to be elected a director, that person must receive the affirmative vote of a majority of the shares present or represented at the meeting. The other matters to be voted on will be declared adopted if they receive the affirmative vote of a majority of the shares present or represented at the meeting.

IS CUMULATIVE VOTING ALLOWED IN THE ELECTION OF DIRECTORS?

No. Each share is entitled to one vote in the election of directors as on every other matter.

WHO WILL COUNT THE VOTES?

Your Corporate Secretary will count the votes unless a shareholder present at the meeting requests count by inspectors of election, in which event the Chairman of the meeting will appoint two inspectors, who may but need not be shareholders, to effect the count.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

The Chairman will announce the results at the meeting. In addition, we will publish them on our web site - www.esci@anti-terrorism.com and in our quarterly report on Form 10-QSB for the second quarter of fiscal 2004 that we will file with the SEC by February 14, 2004.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

Electronic Control Security Inc. will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to mailing these proxy materials, our directors and officers, who will not receive any additional compensation for their soliciting activities, may seek to contact


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

shareholders by telephone or other electronic means. We will also reimburse brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to shareholders.

MAY I PROPOSE ACTIONS FOR CONSIDERATION AT FUTURE SHAREHOLDER MEETINGS, INCLUDING DIRECTOR NOMINATIONS?

You may submit proposals for consideration at future shareholder meetings, including director nominations.

PROPOSALS: In order for a shareholder proposal to be considered for inclusion in the proxy statement for our next year's Annual Meeting, our Corporate Secretary must receive the written proposal by no later than September 1, 2004. Any such proposal will need to comply with SEC regulations regarding the inclusion or shareholder proposals in company-sponsored proxy materials. You may also move the adoption of proposed resolutions from the floor at the Annual Meeting, but then you should not expect proxies to vote in favor of it.

NOMINATIONS OF DIRECTOR CANDIDATES: You may suggest director candidates for consideration by our Board. Any such suggestion should be addressed to our Corporate Secretary. You may also make a director nomination from the floor at the Annual Meeting, but then you should not expect proxies to be voted in favor of your nominee.

                             ITEM OF BUSINESS NO. 1
                              ELECTION OF DIRECTORS

Nominees for Election as Director.

      The persons named in the accompanying proxy will vote for the election of the following seven persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All seven nominees have consented to serve as directors if elected.

                             First Year
                             Became
      Name            Age    Director                 Title

Arthur Barchenko      70       1976      President, Chief Executive Officer, and
                                         Director
Mark Barchenko        47       1996      Vice President, Secretary and Director
Natalie Barchenko     69       2001      Treasurer and Director
James R. Janis        59       2001      Director
Gene Rabois           58       1989      Audit Committee Member and Director
Robert F. Reiter      53       2001      Director
Edward Snow           64       2000      Audit Committee Member and Director

Arthur and Natalie Barchenko are married and Mark Barchenko is their son.


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

                  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION
                OF EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS

Set forth below is biographical information concerning each director.

      Arthur Barchenko has been our President since December 1976. Mr. Barchencko also participates in the management of our subsidiaries. From June 1952 to May 1972, he held various sales and marketing positions at Lightolier, Inc., a company engaged in the manufacturing and marketing of lighting fixtures. During his tenure at Lightolier, Inc., Mr. Barchenko served as the vice president of sales and was responsible for directing a sales force of approximately 150 persons and a support staff of approximately 50 persons. Mr. Barchenko also served as a member of the board of directors and on the executive committee of Lightolier, Inc. Prior to organizing Electronic Control Security Inc., Mr. Barchenko co-founded and directed the operations of Bajer Industries, a lighting manufacturing company that was subsequently sold to the Charter Group. Mr. Barchenko is active with American Defense Preparedness Association, and American Society of Industrial Society. He served on the Radio Technical Commission for Aeronautics Committee 183 for upgrade of FAR 107.14(a) and (b) as a member of the special access control security task force for the Federal Aviation Administration. Federal Aviation Regulation 107.14 (FAR 107.14a and b) is the document produced by RTCA committee 183 for the security upgrade of the access control system and universal access control system requirements for civilian commercial and shared civilian/military airports under U.S. jurisdiction.

      Mark Barchenko joined us in 1993 and has served as our Vice-President of Marketing since June 2000. He has focused his marketing and business development efforts on Southeast Asian government projects and U.S. airports and maritime facilities. Mr. Barchenko also participates in the management of our subsidiaries. Mr. Barchenko is now Vice President of operations and spearheaded the IS09001 quality program based on the international standard of operation, from inception through registration during 2000. Mr. Barchenko is active with American Defense Preparedness Association, and American Society of Industrial Society. He served on the Radio Technical Commission for Aeronautics Committee 183 for upgrade of FAR 107.14(a) and (b) as a member of the special access control security task force for the Federal Aviation Administration. Federal Aviation Regulation 107.14 (FAR 107.14a and b) is the document produced by RTCA committee 183 for the security upgrade of the access control system and universal access control system requirements for civilian commercial and shared civilian/military airports under U.S. jurisdiction. Mr. Barchenko holds a U.S. patent titled "Jet Propulsion Engine Assembly for Aircraft."

      Gene Rabois has served as a member of our Board of Directors since October 1, 1989. He previously had served as our Chief Financial Officer. He has more than thirty years of progressive experience in accounting and finance, Securities and Exchange Commission financial reporting, installation and management of computer systems and control and administration of corporate financial affairs. Mr. Rabois currently serves as the Controller for SJT Imaging, Inc., a printing concern.

      Natalie Barchenko has been a director and the Treasurer of ECSI since 2001. Over the last ten years, she has been actively involved with the day to day operations of the Company in the areas of human resources, accounting, advertising and sales functions. She worked on a voluntary basis for the Library of Congress preparing Braille translations for the blind.

      Edward Snow has been a director of ECSI since June 2000. From October 1996 to October 1999 he was the co-owner and operated Phoenix Fiber Optics Inc., a manufacturer and marketer of fiber optic products. From October 1999 to October 2000, he has served as the Assistant to the President of Space America Corp. Since 1996, he has acted as a private consultant to the government and industry.

      Robert F. Reiter has been a Director of ECSI since November 2001. Since November 1997, he has served as the President of R.F. Reiter & Associates, an engineering consulting firm. Since January 2002, he has been the President of HAZ-X Holdings, Ltd., which engages in non-intrusive inspection engineering and operations From 1977 through 1997, he was the Vice President of Analytical Systems Engineering Corp. an engineering consulting company.

      James R. Janis has been a Director since November 2001. Mr. Janis has been the President of the Janis Group, a management consulting company, since 1996. From December 1992 through May 1996, he served as the Executive Vice President of BNFL, Inc. which engages in nuclear waste management. From February 1980 through 1992, he was the Executive Vice President of ICF Kaiser International, an environmental consulting firm. Prior thereto, he was Deputy Assistant Secretary for Planning and Evaluation of the U.S. Department of Energy.

Information Concerning the Board of Directors and Executive Officers.

      Board Meetings.

      The Board of Directors met three times during the fiscal year ended June 30, 2003 and each incumbent director attended all meetings held during the period he served as a director. In addition, the board of directors took actions by unanimous written consent on three occasions during the fiscal year.

      Compensation of Non-Employee Directors.

      Directors receive $500 fee for attendance at meetings of the Board of Directors, and outside directors were reimbursed for out-of-pocket expenses for attendance at such meetings. It is expected that the company's outside directors will receive an annual award of stock options under ECSI's equity incentive plan. In February 2002, the board of directors authorized the issuance of a total of 210,000 stock options to members of the board of directors, 200,000 of which are exercisable through February 2007 at a price of $2.97 per share and 10,000 of which are exercisable at $2.70 per share through February 2011.

      Board of Directors Committees.

      Our company has a standing Audit Committee. We do not have standing committees whose functions include nominating directors and establishing the compensation of employees and consultants.

      Audit Committee.

      The Audit Committee of the Board of Directors recommends the annual appointment of our independent public accountants with whom the audit committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that our company uses in financial reporting, internal financial auditing procedures, the adequacy of our internal control procedures, reviews the independence of our outside auditors, and whether the auditors' performance of non-audit related duties is compatible with maintaining proper independence.

      Our Audit Committee consists of Edward Snow and Gene Rabois, both of whom are "independent" as such term is defined in Rule 4200(a)(15) of the NASD's listing standards. The Audit Committee held four meetings during the past year both of which were attended by all members of the Committee.

      We adopted a new Audit Committee Charter in October 2002, a copy of which is attached as an exhibit to this Proxy.

      Set forth below is a copy of the Report of the Audit Committee to the Board of Directors.


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

                        ELECTRONIC CONTROL SECURITY INC.
                             AUDIT COMMITTEE REPORT
                               SEPTEMBER 26, 2003

      The information contained in this report shall not he deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

      The following is the Report of the Audit Committee with respect to the audited financial statements of Electronic Control Security Inc. (the "Company") for the fiscal year ended June 30, 2003, which includes the consolidated balance sheet of the Company as of June 30, 2003 and 2002 and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for each of the two years in the period ended June 30, 2003 and the notes thereto.

      The Audit Committee of the Company's Board of Directors has reviewed and discussed the audited financial statements and the footnotes thereto with the Company's management. In addition, the Audit Committee has discussed with Demetrius & Company, L.L.C., the independent auditors, the matters required to be discussed by Statement of Auditing Standards (SAS) No. 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

      The Audit Committee also has received written disclosures and the letter from Demetrius & Company, L.L.C. required by the Independence Standards Board Standard No. I (ISB) (which relates to the auditor's independence from the Company and its related entities) and has discussed with Demetrius & Company, L.L.C. its independence from the Company.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                      Submitted by the Audit Committee of the Board of Directors

                              Gene Rabois
                              Edward Snow

Section 16(a) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

      To the best of the company's knowledge, based solely upon its review of the copies of such reports furnished to the company for the year ended June 30 2003, all Forms 3 or 4 required to be filed pursuant to Section 16(a) of the Exchange Act were filed but in an untimely fashion.

                               EXECUTIVE OFFICERS

      The Company's executive officers are:

      Name                  Age                       Title
Arthur Barchenko            70            President, Chief Executive Officer,
                                          Secretary and Director
Mark R. Barchenko           47            Vice President, Secretary and Director
Richard Stern               54            Vice President
Eldon Moberg                51            Vice President
Thomas Isdanavich           55            Vice President
Joseph McAndrew             49            Vice President
Natalie Barchenko           69            Treasurer and Director

      Our officers are appointed annually by our Board of Directors and serve at the discretion of the Board of Directors. Three of our executive officers, Arthur Barchenko, Mark Barchenko and Natalie Barchenko, are also directors of the company. See the section above entitled "Election of Directors" for biographical information about these individuals. Set forth below is biographical information regarding our executive officers who are not directors.

      Richard Stern has served as our Vice President of Manufacturing since December 1, 1997. He is responsible for the overall management of our manufacturing department, which includes supervising all manufacturing, maintenance and test personnel; manufacturing engineering, including the review and evaluation of new and existing product design in a manufacturing environment; oversight of maintenance of plant equipment and facilities; mechanical package design of new product development; quality control, including the development of test equipment and procedures; production scheduling; shipping and receiving and inventory of all materials and finished products, purchasing and expediting of materials and supplies, and oversight of manufacturing personnel, labor reports. Prior to joining us, Mr. Stern spent 25 years in the data communication and temperature processing fields. He has held managerial positions in manufacturing, engineering, quality control, service, as well as being involved in the design and development of the product lines within these fields.

      Eldon Moberg joined us in 1996 as the Vice President of the FOIDS product division and has served as our Vice President since July 1, 1999. Mr. Moberg is responsible for establishing the FOIDS manufacturing and test facility in Huntsville, Alabama. His duties include planning and coordinating manufacturing schedules and resources and the provision of technical data for security system design and project cost analysis. Prior to joining us, Mr. Moberg was the Production Supervisor for Mason & Hanger National, Inc., a company engaged in the manufacture and marketing of our FOIDS product line, where he initially was a production support technician and performed optical/electronic fabrication and testing of a fiber optic based security system and components. Thereafter, as Production Supervisor, he was responsible for planning and scheduling personnel, materials and equipment to support product manufacture. Other duties included procurement, product acceptance testing QA/QC, inventory control and MRP system operation. Before entering private industry, Mr. Moberg served for twenty years in the United States Army where he gained experience as senior radar repair technician for several Army Air Defense systems, team leader for missile system direct support maintenance and training developer for newly acquired Army missile systems.

      Thomas Isdanavich has been Vice President of Product Management at ECSI since July 1997. He determines installation and service support requirements for in-house and field applications. His responsibilities include field labor analysis and the planning and coordination of all administrative phases of sales and customer support services. Mr. Isdanavich was employed by Beall Technologies, Inc. a manufacturer of matrix switching equipment for IBM compatible mainframe computers, from 1973 to 1997. Prior to entering private industry, Mr. Isdanovich served in the U.S. Navy for four years.

      Joseph McAndrew joined us in June, 2003 as Vice President of Operations. Prior to that Mr. McAndrew spent 20 years as an innovative, hands-on manufacturing operations executive with experience in controlling the elements inherent in producing superior products at the lowest possible costs. He has headed global manufacturing operations for multi-layer radio frequency signal processing components used in the military, satellite and commercial markets with annual sales of $25 million. Mr. McAndrew has developed new and unique process techniques allowing entry into the commercial market and resulting in the issuance of two U.S. Patents. His experience is multi-national with important technology operation transfers in Canada and production build outs in Central America. Mr. McAndrew has a master's degree in Engineering Management from the New Jersey Institute of Technology.

      Certain Relationships and Related Party Transactions.

      Until the company achieved profitability, it relied on loans from officers, directors, shareholders and their affiliates to assist in the funding of our operations.

      At June 30, 2003 and 2002 related party debt consisted of $14,443 and $19,353 respectively. The loans were repayable with interest at rates varying from no interest through 12% interest per annum. All interest for the fiscal year 2003 and 2002 has been waived.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information, as of September 18, 2003 with respect to the beneficial ownership of ECSI's common stock by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock (after giving effect to the issuance of shares of common stock upon the conversion of 637,500 shares of Series A Convertible Preferred Stock outstanding as of the date hereof), by each of ECSI's officers and directors, and by the officers and directors of ECSI as a group.

      For the purpose of this table, the beneficial ownership of a person includes shares as to which that person has sole or shared voting or investment power as well as shares that the person has the right to acquire within 60 days (such as upon conversion of convertible securities or exercise of warrants or options) as of September 18, 2003. For the purpose of calculating the ownership percentages for each person listed, we have considered to be outstanding both the total number shares actually outstanding on September 18, 2003 and the total number of shares that various people then had the right to acquire within 60 days.

                                           Number of Shares        Percentage of
                                           of Common Stock          Outstanding
Name (1)                                  Owned Beneficially       Common Shares
--------                                  ------------------       -------------
Arthur Barchenko (3)                          1,275, 902               25.35%
Mark R. Barchenko (4)                           120,179                 2.39%
Richard Stern (5)                                30,000                    *
Thomas Isdanavich (5)                            20,000                    *
Joseph McAndrew                                       0                    *
Eldon Moberg (5)                                 60,000                 1.12%
Natalie Barchenko (6)                           830,975                16.51%
James R. Janis (5)                               25,000                    *
Gene Rabois (7)                                  95,500                 1.90%
Robert Reiter (5)                                10,000                    *
Edward Snow (5)                                  20,000                    *
Directors and officers
as a group (11 persons)                       2,487,556(8)             49.43%

      *     Less than 1%.

(1)   The address for each person named in the table is c/o the Company.

(2) Based on 5,032,253 shares outstanding, including 4,394,753 shares of common stock and 637,500 shares of Series A Convertible Preferred Stock.

(3) Includes 153,496 shares of common stock not registered in Mr. Barchenko's name but over which he has dispository power and control and options to purchase 100,000 shares of common stock.

(4) Includes 20,179 shares of common stock not registered in Mr. Barchenko's name but over which he has dispository power and control and options to purchase up to 100,000 shares of common stock.

(5)   Consists solely of options to purchase shares of common stock.

(6)   Includes options to purchase up to 100,000 shares of common stock.

(7)   Includes options to purchase up to 50,000 shares of common stock.

(8) Includes options to purchase 465,000 shares of common stock which are held by all directors in the aggregate.

                             EXECUTIVE COMPENSATION

Summary Compensation Table.

      The following table shows the compensation of our Chief Executive Officer (the "Named Executive"). No other executive officer received compensation in excess of $100,000 during 2001 or 2000.

                                                 Other Annual        Securities        All Other
Name and Principal Position     Year    Salary   Compensation    Underlying Options   Compensation

Arthur Barchenko, President     2003   101,700       -0-                 -0-              -0-
                                2002    98,800       -0-               100,000            -0-
                                2001    78,100       -0-                 -0-              -0-

Option Grants in the Last Fiscal Year.

      No stock options were granted to our officers or directors under our stock option plans during the 2003 fiscal year.

Fiscal Year-End Option Numbers and Values.

      The following table sets forth certain information concerning the number and value of unexercised options held by the Named Executive at June 30, 2003. There were no stock options exercised by the Named Executive during the fiscal year ended June 30, 2003.

                        Number of Securities         Value of the Unexercised
                   Underlying Unexercised Options      In-the-Money Options
                         at Fiscal Year-End:            at Fiscal Year-End:
Name                  Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                  -------------------------     ----------------------------

Arthur Barchenko               100,000                         $0/$0

(1) Based upon the difference between the exercise price of such options and the closing price of the Common Stock ($0.61) on June 30, 2003, as reported on the Over The Counter Bulletin Board.

Compensation Pursuant to Management Contracts.

      None.

Other Compensation.

      None; no stock appreciation rights or warrants exist.

Incentive Stock Option Plan.

      The following is a brief summary of the Electronic Control Security Inc. Incentive Stock Option Plan (the "Plan"), which is designed to enhance our long-term profitability and shareholder value by aligning the interests of selected directors, officers, employees and consultants with our performance targets.

      In 1986, we adopted the Plan which we renewed in 1996 for a second ten-year term. The Plan authorizes the issuance of statutory options to purchase up to 1,000,000 shares of our common stock.

      The Plan is administered by the Board of Directors, which may empower a committee to administer the Plan. The Board is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the individuals to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for options granted under the Plan is determined by the Board, provided that the exercise price of incentive stock options is not be less than 100% of the fair market value of a share of the common stock on the date the option is granted (110% of fair market value on the date of grant of an incentive stock option if the optionee owns more than 10% of our common stock). Upon exercise of an option, the optionee may pay the purchase price with previously acquired securities of the company.

      Options will be exercisable for a term determined by the Board, which will not be greater than ten years from the date of grant and five years in the case of incentive stock options, unless such grant is for a period of ten years, as determined by the Board, except that an Incentive Stock Option granted to the beneficial owner of more than 10% of the outstanding shares of our common stock shall expire, to the extent that it has not theretofore been exercised, at the close of business five (5) years from the date of grant. Options may be exercised only while the original grantee has a relationship with us which confers eligibility to be granted options or within three months after termination of such relationship with us, or up to one year after death or total and permanent disability. In the event of the termination of such relationship between the original grantee and us for cause, as defined in the Plan, all options granted to that original optionee terminate immediately. In the event of certain basic changes in the company, including a reorganization, merger or consolidation of the company, or the purchase of shares pursuant to a tender offer for shares of our common stock, in the discretion of the Board or administering committee, each option may become fully and immediately exercisable. Incentive stock options are not transferable other than by will or the laws of descent and distribution.

      Options granted pursuant to the Plan may be designated as incentive stock options ("ISO"), with the attendant tax benefits provided under Sections 421 and 422 of the Internal Revenue Code of 1986. Accordingly, the Plan provides that the aggregate fair market value determined at the time an ISO is granted of the common stock subject to incentive stock options exercisable for the first time by an employee during any calendar year under all our plans may not exceed $100,000. The Board may modify, suspend or terminate the Plan; provided that certain material modifications affecting the Plan must be approved by the shareholders, and any change in the Plan that may adversely affect an optionee's rights under an option previously granted under the Plan requires the consent of the optionee.

Nonstatutory Stock Option Plan.

      We also have adopted a nonstatutory stock option plan and have reserved 250,000 shares of common stock for issuance to Directors, employees and non-employees. Options granted pursuant to this plan will be non-transferable and expire, if not exercised within five years from the date of the grant. Options will be granted in such amounts and at such exercise prices as the Board of Directors may determine.

Equity Compensation Plan Information.

      The following table sets forth certain information concerning our existing stock option plans for the fiscal year ended June 30, 2003.

                      Equity Compensation Plan Information

-------------------------------------------------------------------------------------------------
                          (a)                     (b)                    (c)
-------------------------------------------------------------------------------------------------
Plan Category             Number of securities    Weighted-average       Number of securities
                          to be issued upon       exercise price of      available for future
                          exercise of             outstanding options,   issuance under equity
                          outstanding options,    warrants and rights    compensation plans
                          warrants and rights                            (excluding securities
                                                                         reflected in column (a))
-------------------------------------------------------------------------------------------------
Equity compensation       555,000                 $1.29                  445,000
plans approved by
security holders
-------------------------------------------------------------------------------------------------
Equity compensation       395,000                 $2.19
plans not approved by
security holders
-------------------------------------------------------------------------------------------------
Total                     950,000
-------------------------------------------------------------------------------------------------

                             ITEM OF BUSINESS NO. 2
                       RATIFICATION OF THE APPOINTMENT OF
     DEMETRIUS & COMPANY, L.L.C. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                        FOR THE YEAR ENDING JUNE 30, 2004

      Your Board of Directors has appointed Demetrius &, Company, L.L.C. as the independent accountants to audit our financial statements for the year ended June 30, 2004. This firm served as our independent auditors during 2003 and 2002. If the appointment of this firm is not ratified or if it declines to act or their engagement is otherwise discontinued, the Board of Directors will appoint other independent auditors.

      During fiscal 2003, the aggregate fees for professional services provided by Demetrius & Company, L.L.C. to us were as follows:

Audit Fees(1)                                                            $39,500
Financial Information Systems Design and Implementation Fees                  $0
All Other Fees(2)                                                        $14,000
Total                                                                    $53,500

(1) Audit fees relate to services rendered for the annual audit of our consolidated financial statements for the fiscal year ended June 30, 2003 as well as a review of our quarterly reports on Form 10-QSB filed with the SEC.

(2) All other fees relate to advice and assistance provided to us in connection with tax compliance and various transactions.

      Our board of directors has considered whether the provisions of the non-audit services described above is compatible with maintaining Demetrius & Company, L.L.C. independence and determined that such services are appropriate.

                THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
            OF THE APPOINTMENT OF DEMETRIUS & COMPANY, L.L.C. AS OUR
                   INDEPENDENT ACCOUNTANTS FOR THE YEAR 2004.

      If the appointment is not ratified, the Board will consider whether it should select other independent accountants.

VOTE REQUIRED

      Ratification of the appointment of Demetrius & Company, L.L.C. as our independent accountants for fiscal 2004 requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

                             ITEM OF BUSINESS NO. 3
                                 OTHER BUSINESS

      We do not know of any other item of business that may come before the meeting, except a motion to adjourn. If at the meeting a sufficient number of votes are not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time to permit continued solicitation of proxies.

                        ELECTRONIC CONTROL SECURITY INC.

                             Audit Committee Charter

Organization

      There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the controller's, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1. Provide an open avenue of communication between the controller, the independent auditor, and the board of directors.

2.    Review and update the committee's charter annually.

3.    Create an agenda for the ensuing year.

4. Maintain minutes or other records of meetings and activities of the Audit Committee.

5. Recommend to the board of directors the independent auditors to be nominated, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditors.

6. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

7. Confirm and assure the independence of the independent auditor, including a review of management consulting services and related fees provided by the independent auditor.

8. Inquire of management, the controller and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

9. Consider, in consultation with the independent auditor and the controller, the audit scope and plan of the controller and the independent auditor.

10. Consider with Management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.

11. Review with the controller and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

12.   Consider and review with the independent auditor and the controller:

      a) The adequacy of the company's internal controls including computerized information system controls and security.

      b) Any related significant findings and recommendations of the independent auditor and the controller together with management's responses thereto.

      c) The adequacy of internal controls and procedures related to executive travel and entertainment.

13. Review with management and the independent auditor at the completion of the annual examination:

      a)    The company's annual financial statements and related footnotes.

      b) The independent auditor's audit of the financial statement's and his or her report thereon.

      c) Any significant changes required in the independent auditor's audit plan.

      d) Any serious difficulties or disputes with management encountered during the course of the audit.

      e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

14.   Consider and review with management and the controller:

      a) Significant findings during the year and management's responses thereto.

      b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

      c)    Any changes required in the planned scope of their audit plan.

      d)    The internal auditing department budget and staffing.

      e)    The internal auditing department charter.

      f) Internal auditing compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

15. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

16. Review with management, the independent auditor, and the controller auditing the interim financial report before it is filed with the SEC or other regulations.

17. Review policies and procedures with respect to officers and director's; expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the controller or the independent auditor.

18. Review legal and regulatory matters that may have a material impact to the financial statement's related company compliance policies, and programs and reports received from regulators.

19. Meet with the controller, the independent auditor, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

20. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

21. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

22. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee sha1l be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

23. The committee shall meet at least one time per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

24. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least two independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                                  ANNUAL REPORT

      A copy of our Annual Report on Form 10-KSB for the year ended June 30, 2003 as filed with the Securities and Exchange Commission, is being sent to you together with this Notice of Annual Meeting and Proxy Statement.

                                           By order of the Board of Directors

                                           Mark Barchenko
                                           Corporate Secretary

                                  FORM OF PROXY
                     SOLICITED BY THE BOARD OF DIRECTORS OF
                        ELECTRONIC CONTROL SECURITY INC.
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 12, 2003

      Know all men by these presents, that the undersigned hereby constitutes and appoints Arthur Barchenko and Mark Barchenko as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote all of the shares of the common stock of Electronic Control Security Inc. standing in the name of the undersigned at the close of business on November 12, 2003, at the Annual Meeting of Stockholders of the company to be held on December 12, 2003 at 10:00 a.m. at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012, beginning at 9:00 a.m., and at any and all adjournments thereof, with all the rights and powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS SHEET AND MAIL IN THE ENCLOSED POSTAGE PREPAID ENVELOPE TO ELECTRONIC CONTROL SECURITY INC.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: |X|

1.    Election of Directors

Nominees are:

Arthur Barchencko:      |_| FOR         |_| ABSTAIN

Mark Barchenko:         |_| FOR         |_| ABSTAIN

Gene Rabois:            |_| FOR         |_| ABSTAIN

Edward Snow:            |_| FOR         |_| ABSTAIN

Robert F. Reiter:       |_| FOR         |_| ABSTAIN

James J. Janis          |_| FOR         |_| ABSTAIN

Natalie Barchenko:      |_| FOR         |_| ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2. Ratification of appointment of Demetrius & Company, L.L.C., as the Company's auditors.

      |_| FOR          |_| AGAINST       |_| ABSTAIN

3. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

IF NO CHOICE IS SPECIFIED, THE PERSONS NAMED AS PROXIES ABOVE INTEND TO VOTE FOR THE ELECTION OF THE NAMED NOMINEES AND FOR ALL OF THE OTHER PROPOSED ACTIONS.

Number of shares owned by undersigned: _______________


Signature:__________________________

Print Name:_________________________

Date:______________________________


Signature:__________________________

Print Name:_________________________

Date:______________________________

IMPORTANT: Please sign exactly as your name or names are printed here. Executors administrators, trustees and other persons signing in a representative capacity should give full title.